SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

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[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

--------------------------------------------------------------------------------
                              STARCRAFT CORPORATION
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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


                                 [LOGO OMITTED]

                                   STARCRAFT
                                   CORPORATION

                                 P.O. Box 1903
                              2703 College Avenue
                           Goshen, Indiana 46527-1903
                                 (574) 533-1105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held On February 4, 2003

     Notice is hereby given that the Annual Meeting of Shareholders of Starcraft Corporation (the "Company") will be held at the Ramada Inn and Conference Center, 1375 Lincoln Way East (U.S. 33 East), Goshen, Indiana, on Tuesday, February 4, 2003 at 9:00 A.M., Goshen time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of two directors of the Company in Class I for a term to expire in the year 2006 and the election of one director of the Company in Class II for a term to expire in 2005.

     2. Ratification of Auditors. Ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending September 28, 2003.

     3. Amendment to the 1997 Incentive Plan. Approval of management's recommendation to increase the shares authorized under the Starcraft Corporation 1997 Incentive Stock Plan by an additional 250,000 shares to 750,000 shares.

     4. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 20, 2002, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended September 29, 2002 is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.


                                           By Order of the Board of Directors


                                           /S/ Kelly L. Rose
                                           Kelly L. Rose, Chairman of the Board,
                                           President and Chief Executive Officer

Goshen, Indiana
January 5, 2003

     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

[BLANK PAGE]

                                 [LOGO OMITTED]

                                   STARCRAFT
                                   CORPORATION

                                 P.O. Box 1903
                              2703 College Avenue
                           Goshen, Indiana 46527-1903
                                 (574) 533-1105

                                PROXY STATEMENT

                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                February 4, 2003

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Starcraft Corporation (the "Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at 9:00 A.M., Goshen time, on February 4, 2003, at the Ramada Inn and Conference Center, 1375 Lincoln Way East (U.S. 33
East), Goshen, Indiana, and at any adjournment of such meeting. This Proxy Statement is expected to be mailed to shareholders on or about January 5, 2003.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Timothy L. Burke, P.O. Box 1903, 2703 College Avenue, Goshen, Indiana 46527-1903), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only voting shareholders of record at the close of business on December 20, 2002 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 4,485,059 shares of the Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The following table provides certain information regarding the beneficial ownership of the Common Stock as of December 20, 2002, by each person who is known by the Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares reported.

                                      Number of Shares
Name and Address of                    of Common Stock             Percent of
Beneficial Owner                  Beneficially Owned (2)(4)       Class (2)(4)
----------------------------      -------------------------       ------------
Kelly L. Rose                           1,517,757 (1)                 32.6%
2703 College Avenue
Goshen, Indiana  46528

Michael H. Schoeffler                     252,257 (3)                  5.3%
2703 College Avenue
Goshen, Indiana   46528
--------------------------
(1) Includes 100,000 shares owned by Karen K. Rose, Mr. Rose's spouse, 174,615 exercisable stock options issued under the 1993 and 1997 Stock Option Plans, 25,450 shares held in a charitable foundation as to which Mr. Rose disclaims beneficial ownership and 317 shares held on behalf of Mr. Rose under the Company's 401(k) plan.
(2) Based upon 4,485,059 shares of Common Stock outstanding (and in the case of Mr. Rose, 174,615 exercisable stock options issued under the 1993 and 1997 Stock Option Plans). The number of shares deemed outstanding does not include exercisable stock options held by other employees, management and directors for 264,783 shares of Common Stock including options which currently are or will become exercisable within the next 60 days.
(3) Includes 180,000 exercisable stock options issued under the 1993 and 1997 Stock Option Plans.
(4) Based on 4,485,059 shares of Common Stock outstanding (and in the case of Mr. Schoeffler, 180,000 exercisable stock options issued under the 1993 and 1997 Stock Option Plans). The number of shares deemed outstanding does not include exercisable stock options held by other employees, management and directors for 434,783 shares of Common Stock including options which currently are or will become exercisable within the next 60 days.


                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors has five members. The Company's Articles of Incorporation provide that the Board of Directors is comprised of three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually.

     The nominees for director from Class I are Kelly L. Rose and David J. Matteson. They are both current directors of the Company. If elected by the shareholders at the Annual Meeting, the terms of Messrs. Rose and Matteson will expire in 2006.

     The nominee for director from Class II is John M. Collins. Mr. Collins was appointed to the Board of Directors in August 2002 when the Board of Directors increased the number of directors from four to five in conjunction with its re-listing on the Nasdaq Small Cap Market.

     Unless  otherwise   directed,   each  proxy  executed  and  returned  by  a
shareholder will be voted for the election of Messrs. Rose, Matteson and Collins. If Messrs. Rose, Matteson or Collins should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for election as directors and the other incumbent directors, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. No director or nominee for director is related to any other director or nominee for director or executive officer of the Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Common Stock beneficially owned by each executive officer of the Company and by all directors and executive officers of the Company as a group.

                                                                              Common Stock
                                                           Director of        Beneficially
                                          Expiration of      Company           Owned as of        Percentage
Name                                    Term as Director      Since       December 20, 2002 (1)    of Class
-------------------------------------   ----------------   -----------    ---------------------   ----------
Directors and Nominees
Class I:
Kelly L. Rose (Nominee)                       2003             1991          1,517,757 (2)(3)        32.6%
David J. Matteson (Nominee)                   2003             1993             14,500 (3)            *

Class II:
John M. Collins (Nominee)                     2005             2002             13,000 (3)            *
Michael H. Schoeffler                         2005             1999            252,257 (3)            5.3%

Class III:
G. Raymond Stults                             2004             1998             28,100 (3)            *

Executive Officer
Timothy L. Burke                               --               --               8,000 (3)            *

All directors and executive officers
   as a group (6 persons)                      --               --           1,833,614 (4)           36.2%
-----------------------------------

*Indicates less than 1%.
(1) Based upon information furnished by the respective directors, director nominees and executive officers. Under applicable regulations, shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he has any economic interest with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors or director nominees residing in their homes and also includes options held by the individual or group that currently are or will become exercisable within the next 60 days.
(2) Includes 100,000 shares owned by Mr. Rose's spouse, 25,450 shares held in a charitable foundation as to which Mr. Rose disclaims beneficial ownership and 317 shares held on behalf of Mr. Rose under the Company's 401(k) plan.
(3) Includes the following shares subject to currently exercisable options granted under the Starcraft Corporation 1993 Stock Incentive Plan (the "1993 Incentive Plan") and/or the Starcraft Corporation 1997 Stock Incentive Plan ("1997 Incentive Plan" and together with the 1993 Incentive Plan, the "Incentive Plans"): 174,615 shares subject to currently exercisable options held by Mr. Rose; 180,000 shares subject to currently exercisable options held by Mr. Schoeffler; 7,500 shares subject to currently exercisable options held by Mr. Burke. Also includes 13,000 shares subject to exercisable options held by each of Mr. Matteson, Mr. Stults and Mr. Collins.
(4) This total includes 579,793 shares subject to stock options granted under the Incentive Plans which are exercisable or will be exercisable within the next 60 days.

     The business experience of each director, director nominee and executive officer is set forth below.


Class I -- Director Nominees

     Mr. Rose (age 50) founded the Company in 1990. He has served as Chairman of the Board since January 18, 1991, and as Chief Executive Officer since April 16, 1993. He also serves as Chairman of the Board and Chief Executive Officer of Tecstar, LLC. Mr. Rose was co-founder and 50% owner of ASA Corporation from January 1977 to July 1990. ASA Corporation is an importer and international distributor of electronic components to manufacturers in the van conversion and recreational vehicle industries. Mr. Rose served as Chairman of the Board of the Recreational Vehicle Industry Association and has been a member of the Executive Board of the Recreational Vehicle Industry Association. He is also committed to numerous charitable organizations.

     Mr. Matteson (age 66) was elected Director of the Company in April 1993. Presently retired, he served as the Associate Pastor of Granger Missionary
Church in Granger, Indiana, from September 1985 to May 1994. Prior to that appointment, he was associated with Bethel College, Mishawaka, Indiana, where he served as Vice President for Business and Finance, Registrar, Director of Admissions, and Director of Financial Aid over a period of twenty years.


Class II -- Director Nominee and Director

     Mr. Collins (age 53) is the founder and former Chairman of the Board of Leer, Inc., an innovative leader in the truck cap manufacturing market. He was previously on the Board of Directors of Postle Distributors, Inc. of Elkhart, Indiana and is involved in numerous other business interests. He is a director of the Samaritan Institute, a national counseling organization and is involved is several other charitable organizations.

     Mr. Schoeffler (age 42) was elected Director of the Company in November 1999. He is currently General Manager of Starcraft Bus and Mobility, a division of Forest River, Inc., a recreational vehicle manufacturer. Mr. Schoeffler resigned as an officer of the Company in August, 2001, to join Forest River, Inc. in connection with the Company's sale of its bus and mobility business assets to Forest River, Inc. A Certified Public Accountant, Mr. Schoeffler joined the Company in 1995 as Senior Vice President, Treasurer, and Chief Financial Officer and was appointed Secretary in 1995. Effective December 12, 1996, Mr. Schoeffler was appointed President and Chief Operating Officer. Prior to joining the Company he was Executive Vice President/Chief Financial Officer of General Products Corporation, an automotive parts supplier, from 1989 to 1995; Assistant Controller for Sudbury, Inc., a diversified manufacturer, from 1986 to 1989; and a Certified Public Accountant with Ernst & Whinney from 1982 to 1986.


Class III -- Director

     Mr. Stults (age 54) was appointed Director of the Company in December 1998. He is currently owner and Chairman of Babsco Supply Company, an electrical contractor supplier, as well as investor in numerous companies as a venture capitalist. Previously, Mr. Stults was President of Shelter Components
Corporation, a supplier to the manufactured housing industry, until the corporation was sold in early 1998 and President and owner of Babsco, Inc., a regional distributor to the contractor and OEM markets, from January 1981 through January 1995.


Executive Officer

     Mr. Burke (age 46). was named Chief Financial Officer and Secretary in May 2002. Prior to joining the Company, Mr. Burke was Vice President, Treasurer and Risk Management Officer of Vectren Corporation, a utility holding company, from 1996 to 2001 and Vice President of Finance at Polk Power, an independent power producer, from 1994 to 1996. He was Director of Finance of Price Waterhouse from 1991 to 1994.

     THE DIRECTOR NOMINEES SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST IN PERSON OR BY PROXY AT THE ANNUAL SHAREHOLDERS' MEETING OR AT ANY ADJOURNMENT THEREOF.


Meetings and Committees of the Board of Directors

     During the fiscal year ended September 29, 2002, the Board of Directors of the Company met four (4) times, including teleconferences, in addition to taking a number of actions by unanimous written consent. During fiscal 2002, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Audit Committee of the Board of Directors has the responsibility and authority described in its charter which has been adopted by the Company's Board of Directors. The current members of the Committee are directors Stults (Chairman), Matteson and Collins. The Audit Committee held three meetings during the year ended September 29, 2002.

     The members of the Audit Committee are independent, as defined by Nasdaq rules, except for Mr. Stults. In the case of Mr. Stults, the Board of Directors determined, in compliance with Nasdaq's listing standards, to continue Mr. Stults's service on the Audit Committee because of the extent of his knowledge and experience in financial and business matters. Mr. Stults may not qualify as "independent" under Nasdaq rules because of the issuance of certain options and warrants in connection with his guaranties of certain of the Company's debt in previous years and the repurchase of such options and warrants by the Company during the last fiscal year, as described below under "Compensation of Directors." Mr. Schoeffler also served as a member of the Audit Committee during a portion of the year. He is no longer a member.

     Audit Committee Report. The Audit Committee has discussed with management the audited financial statements of the Company for the fiscal year ended September 29, 2002, which are included in the shareholder annual report accompanying this proxy statement. The audit committee discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Committee also discussed with the independent auditors their independence relative to the Company and received and reviewed written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1
(which relates to the auditor's independence from the Company). The Audit Committee has considered whether the provision by the independent auditors of the services disclosed below under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the auditor's independence.


     Based on the foregoing discussions and review, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for fiscal 2002 be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

                             Audit Committee Members
                           ---------------------------
                           G. Raymond Stults, Chairman
                                David J. Matteson
                                 John M. Collins

     The Compensation Committee of the Board of Directors is comprised of Messrs. Matteson, Collins, Schoeffler and Stults. The Compensation Committee recommends employee compensation, benefits and personnel policies to the Board of Directors and establishes for Board approval salary and cash bonuses for senior officers. The Compensation Committee also administers the Incentive Plans and has certain interpretive responsibilities for the Directors' Share Plan. The Compensation Committee met three times during the fiscal year ending September 29, 2002.


Management Remuneration and Related Transactions

     Compensation Committee Report. The objectives of the Compensation Committee with respect to executive compensation are the following:

     (1) provide compensation opportunities generally comparable to those offered by other similarly situated companies to ensure the Company's ability to attract and retain talented executives who are essential to the Company's long-term success;

     (2) reward executive officers based upon their ability to achieve short-term and long-term strategic goals and objectives and to enhance shareholder value; and

     (3) align the interests of the executive officers with the long-term interests of shareholders by granting stock options which will become more valuable to the executives as the value of the Company's shares increases.

     At present, the Company's executive compensation program is comprised of base salary, annual incentive bonuses and long-term incentive opportunities provided in the form of stock options. The Company has an employment contract with Mr. Rose which helps the Company retain its chief executive officer and currently provides for the executive's base salary. Annual incentive bonuses are tied to the Company's financial performance during the fiscal year and the executive's individual performance, and stock options have a direct relation to long-term enhancement of shareholder value. In years in which the Company's performance goals are met or exceeded, executive compensation should tend to be higher than in years in which performance is below expectations.

     Base Salary. The base salary levels of the Company's executive officers are intended to be generally comparable to those offered to executives with similar talent and experience by other similarly situated public companies. In determining base salaries, the Compensation Committee also takes into account individual performance and experience. While desiring to maintain executive salaries at competitive levels, the Compensation Committee does not give particular weight to compensation paid by any specific comparable public company.

     For fiscal year 2002, under the terms of Mr. Rose's employment agreement, his base salary for fiscal 2002 was $450,000. Such base salary was determined by the Compensation Committee after considering the individual performance and experience of Mr. Rose and the base salary levels of executives with similar talent and experience who are employed with similarly situated public companies.

     For fiscal 2002, Mr. Burke's base salary was set at $95,000 at his date of hire. Effective August 2002, his base salary was increased to $105,000. Such base salary was determined by the Compensation Committee after considering the experience of Mr. Burke and the base salaries of executives with similar talent and experience employed by similarly situation public companies.

     Annual Incentive Bonuses. Since the Company's performance exceeded expectations, in 2002, Mr. Burke was paid an annual incentive bonus of $5,000 and received 10,000 stock options which were awarded in fiscal 2003. Mr. Rose was paid a bonus of $500,000 for fiscal 2002. These bonuses reflect the individual's contributions in achieving the Company's performance during fiscal year 2002. No bonuses were paid in fiscal years 2000 or 2001 for the named executive officers, as the Company's performance did not exceed expectations.

     Stock Options and Restricted Stock. The 1997 Incentive Plan and the 1993 Incentive Plan are the Company's long-term incentive plans for directors, executive officers and other key employees. The objective of the Incentive Plans is to align executive and shareholder long-term interests by creating a strong and direct link between executive compensation and shareholder return, and to enable executive officers and other key employees to develop and maintain a significant long-term ownership position in the Company's Common Stock. The Incentive Plans authorize the Compensation Committee to award executive officers and other key employees stock options, shares of restricted stock or certain cash awards.

     Mr. Burke was granted a total of 7,500 options in fiscal 2002. Such options are incentive stock options with an exercise price of $5.00 per share and are described in greater detail elsewhere in this Proxy Statement. Mr. Burke's options were part of an incentive package to induce him to join the Company. Stock options are generally granted with exercise prices at the prevailing market price and will only have a value to the executives if the stock price increases above the exercise price.

     To date the Compensation Committee has not taken steps to cause the Company's executive compensation arrangements to accommodate the provisions of ss.162(m) of the Internal Revenue Code of 1986, which limit the deductibility of an executive's compensation to $1 million annually, because it does not presently anticipate that any executive officer's remuneration will exceed $1 million per year.

     The Compensation Committee believes that linking executive compensation generally to corporate performance results in better alignment of compensation with corporate goals and the interests of the Company's shareholders. As performance goals are met or exceeded, most probably resulting in increased value to shareholders, executives are appropriately rewarded. Fiscal 2002 was another challenging year for the Company and its executive officers during which the Company saw positive developments on several fronts. The Committee believes that compensation levels during fiscal 2002 for Mr. Rose and Mr. Burke adequately reflect the Company's compensation goals and policies.

                                  Compensation
                                Committee Members
                           ---------------------------
                           David J. Matteson, Chairman
                                 John M. Collins
                              Michael H. Schoeffler
                                G. Raymond Stults


Remuneration of Named Executive Officers

     The following table sets forth for each of the Company's last three fiscal years information with respect to Mr. Rose and Mr. Burke who are the executive officers of the Company.


                                        Summary Compensation Table

                                                                               Long Term
                                                                              Compensation
                                                 Annual Compensation             Awards
                                          ---------------------------------   ------------      All
                                                               Other Annual    Securities      Other
                                 Fiscal                          Compen-       Underlying     Compen-
Name and Principal Position       Year     Salary     Bonus     sation (1)    Options/SARs   sation (2)
----------------------------     ------   --------   --------   ----------    ------------   ----------
Kelly L. Rose                     2002    $411,730   $500,000     $35,779              --     $    --
   Chairman, President and        2001     375,000         --      38,548         250,000          --
   Chief  Executive Officer       2000     366,102         --      36,575         100,000       4,500

Timothy L. Burke                  2002    $ 58,461   $  5,000     $ 1,933           7,500     $    --
   Chief Financial                2001          --         --          --              --          --
   Officer and Secretary          2000          --         --          --              --          --
----------------------------
(1)  Other  annual  compensation  consisted  of  taxes  paid and  other  various benefits.  The value of perquisites or other personal  benefits received by the named  executives did not otherwise exceed the lesser of $50,000 or 10%
     of the executive's salary and bonus.
(2)  These amounts  represent  Company  contributions,  on behalf of each of the named executives, to the 401(k) Plan.


Stock Incentive Plans

     Mr. Rose and Mr. Burke had received options to purchase 325,000 and 7,500 shares of Common Stock, respectively, under the Incentive Plans as of the end of fiscal 2002. The purpose of the Incentive Plans is to provide to certain directors, officers (including officers who are members of the Board of Directors) and other key employees of the Company who are materially responsible for the management or operations of the Company and have provided valuable services to the Company a favorable opportunity to acquire Common Stock of the Company, thereby providing them with an increased incentive to work for the success of the Company and better enabling the Company to attract and retain capable directors and executive personnel. The following sets forth information related to options granted during fiscal 2002 to the following executive officers.

                           Options Granted -- Last Fiscal Year

                                                                              Potential Realized
                                      Individual Grants                        Value at Assumed
                    ----------------------------------------------------     Annual Rates of Stock
                                % of Total                                    Price Appreciation
                              Options Granted   Exercise of                    for Option Term
                    Options   to Employees in    Base Price   Expiration   -----------------------
Name                Granted     Fiscal Year      ($/share)       Date           5%         10%
-----------------   -------   ---------------   -----------   ----------   ----------  ----------
Timothy L. Burke     7,500          27%            $5.00       04/30/07    $10,360.56  $22,894.13


     The following table includes the number of shares covered by both exercisable and unexercisable stock options held by the executive officers as of September 29, 2002.

 Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

                                                   Number of Shares            Value of Unexercised
                                                Underlying Unexercised         In-The-Money Options
                                              Options at Fiscal Year End        Fiscal Year End (1)
                     Shares       Value       ---------------------------   ---------------------------
Name                Acquired   Realized ($)   Exercisable   Unexercisable   Exercisable   Unexercisable
-----------------   --------   ------------   -----------   -------------   -----------   -------------
Kelly L. Rose        75,000      $159,950       174,615        150,385      $461,089.31    $656,220.55
Timothy L. Burke         --            --         7,500             --      $ 19,350.00             --
-------------------
(1)  Based on market  value of the Common  Stock of $7.58 per share at September
     29, 2002.


Employment Agreements

     The Company has entered into a five-year employment contract with Kelly L. Rose ("Rose"). The contract, effective as of December 12, 1996, extends annually to maintain its five-year term unless notice not to extend is properly given by either party to the contract. Rose is entitled to receive a base salary under the contract for 2002 of $450,000. Mr. Rose's base salary is subject to increases as approved by the Company. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Company's employees. Rose may terminate his employment upon sixty days' written notice to the Company. The Company may discharge Rose for "cause" (as defined in the contract) at any time. If Rose terminates his own employment for "cause" (as defined in the contract), or if the Company, in arbitration or judicial proceedings, is found to have breached any of the material terms or conditions of the agreement, Rose shall be entitled to receive his base compensation under the contract for an additional five years from the termination date. In addition, during such period, Rose shall be entitled to continue to participate in the Company's group insurance plans or receive comparable benefits. Alternatively, Rose may elect to receive his base compensation under the contract for such five year period, payable in one lump sum payment within thirty days of the date of termination; but shall not be entitled to continue to participate in the Company's group insurance plans or receive comparable benefits. Moreover, within the three month period after Rose's employment is terminated for any reason including Rose's termination of his employment with the Company without cause, Rose will have the right to cause the Company to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. In the event of Rose's disability, Rose will be entitled to receive his base compensation for five additional years during the continuance of such disability. In addition, during such period, Rose shall be entitled to continue to participate in the Company's group insurance plans or receive comparable benefits. In the event of Rose's death, Rose's spouse will be entitled to receive Rose's base compensation for an additional five years. During such period, Rose's spouse will also continue to receive the benefit of the Company's insurance plans. The contract provides for certain additional insurance coverage and other perquisites to be paid for by the Company. The contract also requires Rose to protect the confidential business information of the Company.


Defined Benefit Plans

     401(k) Savings Plan. The employees of the Company with more than six months of service and who have attained age 18 are entitled to participate in the 401(k) Savings Plan of the Company (the "401(k) Plan"). The Company has discretion to make a matching contribution to each participating employee based on the employee's contribution up to a maximum of 6% of the employee's compensation. The Company also has discretion to make additional profit-sharing contributions. Benefits under the 401(k) Plan are payable upon the employee's retirement, death, disability or other termination of employment.


Compensation of Directors

     Director Compensation. Directors of the Company who are salaried employees of the Company do not receive additional compensation for serving as director. Prior to the May 7, 2002 Board of Directors meeting, non-employee directors of the Company received a retainer of $5,000 per year for serving on the Board of Directors and $1,250 for each meeting of the Board of Directors of the Company, $625 for each committee meeting of the Board of Directors and $625 for a meeting of the Board of Directors of one of the Company's subsidiaries. Beginning with the May 7, 2002 Board of Directors meeting, the compensation plan for non-employee directors was changed. Each non-employee director now receives a flat fee of $5,000 per quarter. No other meeting fees are paid. Pursuant to the Directors' Share Plan and a related compensation deferral plan, non-employee directors may elect to receive their cash director fees in the form of Company Common Stock or to have the payment of their fees deferred. In the event of deferral, the director may elect to have the deferred amount deemed invested in Company shares (with dividend-equivalent value deemed reinvested in shares) or as a general interest-bearing obligation of the Company. In addition to his duties as a member of the Company's Board of Directors, Mr. Schoeffler also served as an officer of Tecstar LLC. He received cash compensation for his services of $100,100 in 2002 and was awarded an additional cash bonus of $400,000 which has not yet been paid. Non-employee directors are eligible to receive supplemental life, accidental death and disability and health insurance. Premiums paid for Messrs. Matteson, Stults and Collins during fiscal 2002 were $9,393, $356, and $0, respectively.


Performance Graph

     The graph below shows the performance of the Company's Common Stock for fiscal years 1997 through 2002 in comparison to the Nasdaq Composite Index and the peer group described below.

[GRAPH OMITTED]

                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100
                                 September 2002

                      1997      1998      1999      2000      2001      2002
                     -------   -------   -------   -------   -------   -------
Starcraft Corp.      $100.00   $ 84.87   $230.36   $169.74   $115.91   $367.60
NASDAQ US            $100.00   $101.58   $165.95   $220.33   $ 90.05   $ 70.44
Peer Group           $100.00   $ 81.95   $ 54.46   $ 33.83   $ 26.34   $ 54.91


     Peer group comparisons. Management believes the Company's business has similarities to, and can be affected by factors in, the general automotive industry. The peer group presented consists of companies in the automotive business, primarily suppliers to original equipment manufacturers:
Driversshield.com Inc., Featherlite Inc. and R&B Inc.


Compensation Committee Interlocks and Insider Participation

     During fiscal 2002 the Company's Compensation Committee was composed of outside directors Matteson and Collins. Mr. Schoeffler, who is an executive officer of the Company's subsidiary, Tecstar LLC, also served on the Compensation Committee. Mr. Stults also served on the Compensation Committee. As described below in "Certain Transactions," Mr. Stults guaranteed certain debt of the Company in exchange for certain warrants and options which were redeemed for cash and a promissory note. See "Compensation of Directors" above.


Certain Transactions

     In December 2000, the Company refinanced its revolving and term credit arrangements with its primary financial institution. To induce the bank to proceed with the refinancing, Kelly L. Rose and G. Raymond Stults guaranteed up to $750,000 each of the Company's indebtedness ($1.5 million in the aggregate) and provided a letter of credit to secure payment. To induce Mr. Rose and Mr. Stults to provide the Company with such credit support, the Company issued to each of Mr. Rose and Mr. Stults options to purchase 250,000 shares of the Company's common shares at a purchase price of $3.00 per share. The options have a term of five years. The exercise price represents the average market value of the Company's Common Stock for the twenty trading days preceding the date of the issuance. The issuance of the options to both Mr. Rose and Mr. Stults was approved by the independent directors of the Company.

     In November 1998, the Company refinanced its revolving and term credit arrangements and entered into a new credit agreement with a financial institution. The Company's former principal lending bank retained a subordinated term loan position. To induce such bank to proceed with the refinancing, Kelly
L. Rose and G. Raymond Stults guaranteed up to $500,000 each of the Company's indebtedness ($1 million in the aggregate) and provided a letter of credit to secure payment. To induce Mr. Rose and Mr. Stults to provide the Company with such credit support, the Company issued to each of Mr. Rose and Mr. Stults options to purchase 200,000 shares of the Company's common shares at a purchase price of $2.20 per share. The options have a term of five years. The exercise price represents the average market value of the Company's Common Stock for the ten trading days preceding the date of the issuance. Mr. Stults was not a director of the Company at the time of this transaction. The issuance of the options to both Mr. Rose and Mr. Stults was approved by the independent directors of the Company. Mr. Rose sold 40,000 of such options.

     In September 2002, the Company reached agreement to redeem and cancel 360,000 warrants and 500,000 options previously issued to Mr. Rose and Mr. Stults as incentive for their partial guarantee of the Company's bank debt. Mr. Rose received total proceeds of $1,170,220, of which $500,000 was paid in cash and $670,220 in promissory notes payable in six monthly installments beginning in January 2003. Mr. Stults received total proceeds of $1,303,900, of which $500,000 was paid in cash and $803,900 in promissory notes payable in six monthly installments beginning in January 2003.

     The Company from time to time utilizes an airplane for business transportation purposes which is owned by a partnership in which Mr. Rose and Mr. Stults each hold a one-third interest. During 2002, payments by the Company for use of the plane totaled $65,850.33.


              PROPOSAL II-- RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors proposes the ratification by the shareholders at the Annual Meeting of the appointment of the accounting firm of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending September 28, 2003. The Board of Directors of the Company approved the engagement of Crowe, Chizek and Company LLP as the Company's independent auditors by unanimous resolution at a November 5, 2002 meeting of the Board of Directors upon the recommendation of the Audit Committee. Crowe, Chizek and Company has served as auditors for the Company since July 27, 1998.

     A representative of Crowe, Chizek and Company LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

     Audit Fees. The aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our quarterly reports on Form 10-Q for the 2002 fiscal year were $78,500.

     Financial Information Systems Design and Implementation Fees. There were no professional services rendered by the auditors for financial information systems design and implementation during the 2002 fiscal year.

     All Other Fees. The aggregate fees for services other than the services described above during the 2002 fiscal year were $137,055 and consisted primarily of tax compliance services and other consultations.

     RATIFICATION OF THE APPOINTMENT OF AUDITORS REQUIRES THAT THE VOTES CAST IN PERSON OR BY PROXY AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF IN FAVOR OF RATIFICATION EXCEED THOSE CAST AGAINST.


      PROPOSAL III-- APPROVAL OF AMENDMENT OF THE 1997 STOCK INCENTIVE PLAN

     The Company's shareholders are being asked to approve the additional allocation of 250,000 shares of the Company's Common Stock to the Starcraft Corporation 1997 Stock Incentive Plan (the "1997 Incentive Plan"). The 1997 Incentive Plan, including this proposed modification, is summarized below.

     Purpose. The purpose of the 1997 Incentive Plan is to provide to certain directors, officers and other key employees of the Company who are materially responsible for the management or operations of the Company and have provided valuable services to the Company a favorable opportunity to acquire Common Stock of the Company, thereby providing them with an increased incentive to work for the success of the Company and better enabling the Company to attract and retain capable directors and executive personnel.

     Administration. The 1997 Incentive Plan is administered by the Company's Compensation Committee. Additionally, the Company's Board of Directors, and to the extent authorized by the Compensation Committee or the Board of Directors, the Employee Options Committee or the Section 16 Transactions Committee may make determinations with respect to awards to be granted under the 1997 Incentive Plan (for the purposes of determining awards under the 1997 Incentive Plan the Company's Compensation Committee, Employee Options Committee, Section 16 Transactions Committee and Board of Directors are collectively referred to as the "Committee"). Consistent with the terms of the 1997 Incentive Plan, the Committee selects the individuals to whom options or cash awards will be granted, determines the time of grant, the number of shares or amount of any cash awards, the option price, the price, if any, for restricted shares, the period during which an option may be exercised, the extent to which an option is an incentive stock option or a non-qualified stock option, the period of restrictions for restricted share grants, and any other terms or conditions applicable to options granted. The Compensation Committee has full power to construe and interpret the 1997 Incentive Plan, to establish, amend, waive or rescind rules and regulations relating thereto, to accelerate the vesting of any stock options or cash awards made under the 1997 Incentive Plan, and to amend the terms and conditions of outstanding awards to the extent such terms and conditions are within the discretion of the Compensation Committee.

     Shares Subject to the 1997 Incentive Plan. Shares issued under the 1997 Incentive Plan may be authorized but unissued shares of Common Stock of the Company. In the event of corporate changes affecting the Company's Common Stock, such as reorganizations, recapitalizations, stock splits, consolidation or merger, or the sale, lease, or conveyance of substantially all of the assets of the Company, the Committee will make appropriate adjustments in the number and kind of shares remaining subject to outstanding options granted under the 1997 Incentive Plan. If any option expires or terminates for any reason without having been exercised in full, or if any restricted share grant is forfeited in whole or in part, the unpurchased or forfeited shares will (unless the 1997 Incentive Plan shall have terminated) become available for issuance under the 1997 Incentive Plan. The 1997 Incentive Plan has a current allocation of 500,000 shares of the Company's Common Stock. To date, 456,783 options have been granted under the 1997 Incentive Plan to ten directors, officers and other key employees of the Company, leaving an insufficient number of shares currently available for future grants. The Board of Directors proposes that shareholders approve the allocation of an additional 250,000 shares of the Company's Common Stock for issuance under the 1997 Incentive Plan, bringing the total number of shares issuable under the 1997 Incentive Plan to 750,000 shares.

     Eligibility. Awards may be granted under the 1997 Incentive Plan to directors, officers (including officers who are members of the Board of Directors) and other key employees of the Company who, in the opinion of the Committee, are from time to time materially responsible for the management or operation of the business of the Company.

     Terms of the Options. At the time it grants an option, the Committee sets the price at which the shares may be purchased upon exercise of the option (except that the exercise price of options granted to outside directors is set automatically). The purchase price to be paid for shares of Common Stock subject to an incentive stock option must not be less than the fair market value of such shares on the date on which the option is granted, as determined by the Committee consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). However, the Committee does have the discretion to award non-qualified stock options to eligible employees at a price less than 85% of the fair market value of such shares on the date on which the option is granted. The option price is subject to adjustment by the Committee for corporate changes affecting the company's outstanding shares of Common Stock. Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the company may be granted at an option price no less than 110% of the market value of the stock on the date of grant.

     No option may have a term which is longer than ten years and one day from the date of grant. However under the Code, incentive stock options may not have terms in excess of ten years. Incentive stock options granted to holders of 10% of the combined voting power of all classes of stock of the Company may not have terms in excess of five years.

     The option price of each share of stock is to be paid in full in cash at the time of exercise. Under certain circumstances, the 1997 Incentive Plan permits optionees to deliver a notice to their broker to deliver to the Company the total option price in cash and the amount of any taxes to be withheld from the optionee's compensation as a result of any withholding tax obligations of the Company. Subject to the approval by the Committee of a stock swap feature, payment of the option price may also be effected by tendering whole shares of the Company's Common Stock owned by the optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. Options may be exercisable in full at any time during their term or in such installments, on a cumulative basis, as the Committee may determine, except that no option may be exercised at any time as to fewer than 100 shares unless the exercise is with respect to an entire residue of fewer than 100 shares. Moreover, no option may be exercised during the first six months of its term.

     Except as provided below or as otherwise provided by the Committee in an option agreement, upon termination of an optionholder's employment by the company, all rights under any options granted to him but not yet exercised terminate. In the event that an optionee retires pursuant to any then existing pension plan of the Company, his option may be exercised by him in whole or in part within three months after his retirement whether or not the option was otherwise exercisable by him at his date of retirement. If an optionee's employment by the Company terminates by reason of permanent and total disability, his option may be exercised by him in whole or in part within one year after such termination of employment, whether or not the option was otherwise exercisable by him at the time of such termination of employment. If the optionee dies while employed by the Company or its subsidiaries, within three months after his retirement, or within one year after his termination of employment because of permanent and total disability, his option may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was otherwise exercisable by the optionee at the time of his death. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Committee.

     Options granted to outside directors terminate six months after the date such outside director ceases to be a director for any reason. In the event of the death of an outside director while serving as a director of the Company or its subsidiaries, or within six months after he ceases to be a director of the Company, any option granted to him may be exercised by his estate at any time within one year after the date of death or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution until the expiration of the option term fixed by the Committee, whether or not the option was exercisable by the optionee at the date of his death. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Committee.

     Except for transfers specifically approved in advance by the Company's Board of Directors only with respect to non-qualified stock options, options may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, options may be exercised only by him or his guardian or legal representative.

     The aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under the 1997 Incentive Plan may not exceed $100,000. For purposes of these computations, the fair market value of the shares is to be determined as of the date the option is granted and computed in the manner determined by the Committee consistent with the requirements of the Code. This limitation does not apply to non-qualified stock options granted under the 1997 Incentive Plan.

     Replacement and Extension of the Terms of Options and Cash Awards. The Committee from time to time may permit an optionee (other than an outside director) under the 1997 Incentive Plan or any other stock option plan adopted by the Company or any of its subsidiaries to surrender for cancellation any unexercised outstanding stock option and receive from the optionee's employing Corporation in exchange therefor an option for such number of shares of Common Stock as may be designated by the Committee. Such optionees may also be granted related cash awards as described in the next paragraph.

     The Committee may, in its sole discretion, include a provision in any option agreement or restricted share agreement that provides for an additional cash payment from the Company to the grantee of such option or award equal to the tax benefit to be received by the Company attributable to its federal income tax deduction, if any, resulting from the exercise, vesting, cancellation, disposition or other transaction involving the option or the shares subject to the option or restricted share award.

     Restricted Share Awards. The Committee may also grant restricted share awards of Common Stock which entitle awardees to receive shares of Common Stock. Each restricted share award must be evidenced by a restricted share agreement between the Company and the awardee setting forth the terms and conditions of the award consistent with the provisions of the 1997 Incentive Plan. A restricted share award may provide for the crediting or payment to the awardee, on each dividend payment date, of an amount equal to the dividends on awarded shares.

     A restricted share award may also provide for the distribution of shares subject to the following conditions: (a) the shares may not be distributed earlier than six (6) months after grant; (b) the shares may not be transferred until the lapsing of the forfeiture provisions; (c) the shares shall be deposited with the Secretary of the Corporation; (d) dividends on awarded shares shall be distributed at such times as determined under the 1997 Incentive Plan; and (e) the shares shall be subject to forfeiture under the circumstances described in the restricted share agreement between the Company and the awardee. Each restricted share award shall provide for the distribution of the awarded shares free of all restrictions at such time or times as the Committee shall determine and specify in the restricted share agreement.

     Other  Provisions.   The  Committee  may  provide  for  such  other  terms,
provisions and conditions of an option as are not inconsistent with the 1997 Incentive Plan. The Committee may also prescribe, and amend, waive and rescind rules and regulations relating to the 1997 Incentive Plan, accelerate the vesting of stock options under the 1997 Incentive Plan, and make all other determinations necessary or advisable in the administration of the 1997 Incentive Plan.

     Amendment and Termination. The Company's Board of Directors may terminate the 1997 Incentive Plan at any time and no award shall be granted thereafter. Such termination, however, shall not affect the validity of any award theretofore granted under the 1997 Incentive Plan. In any event, no incentive stock option may be granted under the 1997 Incentive Plan after the conclusion of a ten (10) year period commencing on the date the 1997 Incentive Plan was adopted.

     The Company's Board of Directors may amend or modify the 1997 Incentive Plan from time to time, and, with the consent of the optionee, may amend the terms and provisions of his or her options, restricted shares, or cash awards, except that without the approval of the holders of at least a majority of the shares of the Company voting in person or by proxy at a duly constituted meeting, or adjournment thereof: (1) the number of shares of stock which may be reserved for issuance under the 1997 Incentive Plan may not be increased except for certain adjustments made in response to corporate changes (such as recapitalization, stock splits or stock dividends) that affect the nature of the shares of the Company; (2) the period during which an option may be exercised may not be extended beyond ten (10) years and one day from the date on which the option was granted; and (3) the class of persons to whom options, restricted share, or cash awards may be granted under the 1997 Incentive Plan may not be modified materially. No amendment of the 1997 Incentive Plan, however, may without the consent of the awardees, make any changes in any outstanding options, restricted shares, or cash awards previously granted under the 1997 Incentive Plan which would adversely affect the rights of such awardees.

     Federal Income Tax Consequences. The grant of incentive and non-qualified stock options under the 1997 Incentive Plan will have no immediate tax consequences to the Company or the optionee. Moreover, if an incentive stock option is exercised (a) while the employee is employed by the company or its subsidiaries, (b) within three months after the optionee ceases to be an employee of the company or its subsidiaries, (c) after the optionee's death, or
(d) within one year after the optionee ceases to be an employee of the Corporation or its subsidiaries if the optionee's employment is terminated because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code), the exercise of the incentive stock option will ordinarily have no federal income tax consequences to the Company or the optionee. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price of the option will, along with other specified terms, be considered taxable income in the taxable year of the optionee in which the option was exercised for purposes of determining the applicability of the alternative minimum tax. As a result, the exercise of an incentive stock option may subject an optionee to an alternative minimum tax depending on the optionee's particular circumstances.

     On the other hand, the recipient of a non-qualified stock option generally will realize taxable ordinary income at the time of exercise of this option in an amount equal to the excess of the fair market value of the shares acquired at the time of such exercise over the option price. A like amount is generally deductible by the Company for federal income tax purposes as of that date, as long as the Company includes the amount in the recipient's gross income. The 1997 Incentive Plan permits, under certain circumstances, holders of non-qualified stock options to satisfy their withholding obligation by having shares equal in value to the applicable withholding taxes withheld from the shares which they would otherwise receive upon the exercise of a non-qualified stock option.

     Upon the sale of the shares acquired upon the exercise of an incentive stock option no sooner than two years after the grant of an option and no sooner than one year after receipt of the shares by the optionee, any capital gain recognized would be taxed to the optionee at long-term rates. Upon the sale of shares acquired upon the exercise of an incentive stock option prior to two years after the grant of an option or prior to one year after receipt of the shares by the optionee, the optionee will generally recognize, in the year of disposition, ordinary income equal to the lesser of (a) the spread between the fair market value of the shares on the date of exercise and the exercise price; and (b) the gain realized upon the disposition of those shares. The Company will be entitled to a deduction equal to the amount of income recognized as ordinary income by the optionee, so long as the Company includes the amount in the recipient's gross income. If the spread is the basis for determining the amount of ordinary income realized by the optionee, there will be additional long-term or short-term capital gain realized if the proceeds of such sale exceed such spread.

     Upon subsequent sale of shares acquired upon exercise of a non-qualified stock option, the optionholder will recognize long-term capital gain or loss if the shares are deemed to have been held for more than 12 months, and short-term capital gain or loss in all other cases. Long-term capital gains are currently subject to a maximum rate of 20%.

     An award of restricted shares under the 1997 Incentive Plan would not normally be included in an optionee's gross income or be deductible by the Company for federal income tax purposes, as long as the shares granted are subject to forfeiture in the event an optionee terminates his employment during a period of restriction and assuming the optionee does not file a special election under Section 83(b) of the Code to have the shares taxed to him as of the date of grant. At the time the transfer restrictions lapse, the optionee would be deemed to have received ordinary income measured by the fair market value of the shares received at the time of lapse. The Company would be entitled to a federal income tax deduction at that time in the same amount. Income reporting is required as though cash compensation had been paid. If the payment of dividends has been deferred, holders of restricted shares will also recognize ordinary income equal to their dividends when such payments are received. Except for dividends on shares as to which a Section 83(b) election has been made, such dividends should also be deductible by the Company, and the Committee may withhold from them the amount of any taxes the Company is required to withhold with respect to such dividends.

     Upon the subsequent sale of restricted shares, the optionee will recognize long-term capital gain or loss if the shares are deemed to have been held for more than 12 months, and short-term capital gain or loss in all other cases.


Additional Plan Information

     The following table summarizes the number of shares issued under the Company's equity compensation plans, the weighted-average exercise price and the number of shares available for issuance.

                                          Equity Compensation Plan Information

                                                                                            Number of securities
                                                                                          remaining available for
                                    Number of securities to       Weighted-average          future issuance under
                                    be issued upon exercise        exercise price           equity compensation
                                    of outstanding options,   for outstanding options,  plans (excluding securities
Plan Category                       warrants and rights (a)   warrants and rights (b)   reflected in column (a)) (c)
---------------------------------   -----------------------   -----------------------   ----------------------------
Equity compensation plans
approved by security holders                 602,783                   $3.68                       40,217

Equity compensation plans
not approved by security holders               8,000                    1.50                       28,000
                                             -------                   -----                       ------
Total                                        610,783                   $3.53                       68,217


Recommendation of the Board of Directors

     The Board of Directors determined to adopt the 1997 Incentive Plan to provide an incentive for best effort by its directors, executive officers and other key employees in the successful operation of the Company and to tie compensation of management more closely with the performance of the Company's Common Stock. The Board of Directors continues to believe that such equity-based awards provide the most direct link between management's performance incentive and the interests of shareholders. The Board of Directors believes the additional allocation of 250,000 shares of the Company's Common Stock to the 1997 Incentive Plan is necessary and appropriate to provide for the Company's ongoing management compensation objectives.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1997 INCENTIVE PLAN. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK VOTING IN PERSON OR BY PROXY AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF, PROVIDED A QUORUM REPRESENTING A MAJORITY OF ALL OUTSTANDING SHARES IS PRESENT.


                              SHAREHOLDER PROPOSALS

     Any proposal that a shareholder wishes to have presented at the next Annual Meeting of the Company to be held in 2004 must be received at the main office of the Company for the inclusion in the proxy statement no later than 120 days in advance of January 5, 2004. Any such proposal should be sent to the attention of Timothy L. Burke, Secretary of the Company, at P.O. Box 1903, 2703 College Avenue, Goshen, Indiana 46527-1903.


                   FILINGS UNDER SECTION 16(a) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended September 29, 2002, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were complied with.


                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     Each Shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed return envelope.

     Insofar as any of the information in this Proxy Statement may rest within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.


                                           By Order of the Board of Directors

                                           /s/ Kelly L. Rose
                                           Kelly L. Rose, Chairman of the Board,
                                           President and Chief Executive Officer

January 5, 2003

Annual Meeting Proxy Card

A. Election of 2 Directors (in Class I) to serve for three-year terms expiring in 2006 and Election of 1 Director (in Class II) to serve for a two-year term expiring in 2005.

1. The Board of Directors recommends a vote "FOR" each of the listed nominees.

                                              For         Withheld

01 - Kelly L. Rose (Class I)                [      ]      [      ]

02 - Donald J. Matteson (Class I)           [      ]      [      ]

03 - John M. Collins (Class II)             [      ]      [      ]

B. Issues

The  Board  of  Directors   recommends  a  vote  "FOR"  each  of  the  following
propositions.

2. Ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the year ending September 28, 2003.

           For                Against                  Abstain

         [      ]            [      ]                  [      ]

3.   Approval of Amendment to Starcraft Corporation 1997 Stock Incentive Plan.

           For                Against                  Abstain

         [      ]            [      ]                  [      ]

4. Such other matters as may properly come before the meeting or any adjournment thereof.

           For                Against                  Abstain

         [      ]            [      ]                  [      ]

Please  check  this  box  if  you  intend  to  attend  the  Annual   Meeting  of
Shareholders. [ ]

C. Authorized Signatures - Sign Here - This Section may be completed for your instructions to be executed.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

This Proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the meeting, a proxy statement and an Annual Report to Shareholders.

Please sign as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Signature 1 - Please keep signature within the box

[                                                        ]

Signature 2 - Please keep signature within the box

[                                                        ]

Date (mm/dd/yyyy)

[           ]/[           ]/[          ]

Revocable Proxy - Starcraft Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 4, 2003

The undersigned hereby appoints Kelly L. Rose and Timothy L. Burke, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of Starcraft Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Ramada Inn and Conference Center, 1375 Lincoln Way East (U.S. 33
East), Goshen, Indiana, on Tuesday, February 4, 2003, at 9:00 A.M., Goshen time, and at any and all adjournments thereof, as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side)